NEWPARK

Newpark Resources Presentation

August 2014

NYSE: NR

NEWPARK

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2013, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, operating hazards inherent in the oil and natural gas industry, our international operations, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW

First Half 2014 Revenue - $515 million



12%
88%
Fluids Systems
Mats and Integrated Services

First Half 2014 Segment Operating Income - $70 million



38%
62%

Excludes expenses of Corporate Office

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

GLOBAL PRESENCE



First Half 2014 Revenue by Region
Canada
EMEA
Latin America
APAC
U.S.
6%
17%
10%
3%
64%

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**
- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - New worldwide technology center opened in June 2013
- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior well-site surface and environmental protection
  - Field testing continues of Spill Containment System (patent pending)





NEWPARK

STRATEGIC DRIVERS – INTERNATIONAL EXPANSION

- **International expansion is a key element of our strategy**
  - Stability of revenue
  - Longer term contracts
  - Mostly IOC's and NOC's
    - Fewer Competitors
  - Key Contract Awards starting in 2014:
    - Kuwait Oil Company, multi-year contract
    - Black Sea deepwater contract with a Super Major
    - Cairn, multiyear contract in India



First Half
Full Year
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
24% CAGR
$62
$88
$140
$143
$175
$216
$251
$277
$144
$153
2006
2007
2008
2009
2010
2011
2012
2013
2014

NEWPARK

Strategic Drivers – Customer Support



EnergyPoint Research Inc
Rated 1st in Total Satisfaction
Oilfield Services
Customer Satisfaction 2013
Rated 1st in Drilling Fluids Services
Oilfield Services
Rated 1st in Drilling-related Services
Oilfield Services
Rated 1st in Fluids, Chemicals & Proppants
Oilfield Products
Rated 1st in HSE
Oilfield Services
Rated 1st in Onshore Gulf Coast
Oilfield Services
Rated 1st in U.S. & Canada
Oilfield Services
Rated 1st in Job Quality
Oilfield Services
Rated 1st for HPHT Applications
Oilfield Products
Rated 1st in Shale-oriented Applications
Oilfield Products
Rated 1st in Interior Texas & Mid-Continent
Oilfield Services
Rated 1st in Post-sale Support
Oilfield Products
Rated 1st in Onshore Applications
Oilfield Services

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized with 13 category wins in 2013 by EnergyPoint Research, an independent customer service survey company**

NEWPARK

FLUIDS SYSTEMS – MARKET SHARE

2012 Worldwide Drilling and Completions Fluids Market
$11 billion market size



Newpark Resources 8.2%
Baker Hughes 10.4%
Halliburton Corp. 23.9%
Schlumberger 35.6%
Others 21.9%



Worldwide Fluids Market Share 2003 - 2012
10%
8%
6%
4%
2%
0%
5.9%
6.0%
7.5%
7.4%
7.0%
8.0%
5.8%
7.5%
8.5%
8.2%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Spears & Associates - Oilfield Market Report, September 2013

- **8% share of <u>combined</u> drilling and completion fluids market; significantly higher share in drilling fluids market**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains primarily with NOC's, IOC's and large independents**
- **Expanding deepwater presence**

NEWPARK

FLUIDS SYSTEMS – NORTH AMERICA


North American Revenues
Revenue ($ millions)
$700
$600
$500
$400
$300
$200
$100
$0
First Half
Full Year
$268
$425
$585
$615
$654
$339
$305
2009
2010
2011
2012
2013
2014


Market Share % by Region (First Half 2014)
Market Share % (rigs)
40%
35%
30%
25%
20%
15%
10%
5%
0%
29%
24%
8%
7%
5%
15%
13%
16%
East Texas
Louisiana
North Dakota
Northeast
Oklahoma
Rockies
South Texas
West Texas

- Serves most North American basins
- Approximately 13% share of total U.S. market in the first half 2014
- Y/Y revenue declines driven by two key customers and exit of completion services business

(1) Source: Company estimates

NEWPARK

Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Romania, Italy, Tunisia, Libya
- **Near-Term Growth Markets**
  - India, Kuwait, Georgia, Hungary
- **2014 benefiting from recent contract awards in Black Sea, Kuwait and India**



EMEA Revenues
Revenues ($ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$137
$74
$85
First Half
Full Year
2009
2010
2011
2012
2013
2014



sonatrach
Eni
MOL
PETROM
Member of OMV Group
TOTAL
OMV
Kuwait Oil Company
HESS
REPSOL
ENEOS
NIPPON OIL
Your Choice of Energy

FLUIDS SYSTEMS – LATIN AMERICA

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Pursuing growth with IOC's while selectively reducing work with Petrobras


Latin America Revenues
Revenues ($ millions)
$120
$100
$80
$60
$40
$20
$0
First Half
Full Year
$25
$61
$76
$87
$99
$47
$49
2009
2010
2011
2012
2013
2014


Anadarko Petroleum Corporation
MAERSK
BR
PETROBRAS
Statoil
ALVORADA PETRÓLEO
TOTAL
ExxonMobil
STARFISH OIL & GAS

NEWPARK

Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Looking to further penetrate market with Evolution System

Asia Pacific Revenues



Revenues ($ millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$25
$42
$36
$21
$14
First Half
Full Year
2011*
2012
2013
2014

*Business acquired in April 2011



MIGHTY RIVER POWER
Santos
We have the energy.
TAG Oil
QGC
Drillsearch
contact
NEW ZEALAND ENERGY CORP.
origin

NEWPARK

EVOLUTION TECHNOLOGY

- **Evolution system continues to demonstrate superior drilling performance**
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures
  - Increased ROP





- **Patent covering Evolution System issued in January 2014**

- **Market share expanding in both domestic and international markets**



Evolution Revenues
First Half
Full Year
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
$120
$54
$115
2010
2011
2012
2013
2014

GROWING OUR DEEPWATER PRESENCE

- **Foundation established in Brazil**
- **Investing in Gulf of Mexico infrastructure to expand presence**



1
51
Europe
32
Asia
1
57
North America
45
Africa
1
Middle East
12
Australia
33
67
South America
13%
35
265
Total
Newpark
Active Deepwater Rigs

Source: Rigzone and current Company estimates

NEWPARK

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of DURA-BASE composite mats to minimize adverse impacts of land drilling
- **Revenues include DURA-BASE rentals and sale of composite mats**
  - Rental business expanding beyond the U.S. following December 2013 acquisition in U.K.
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
- **Manufacturing capacity expansion coming on-line in Q1 2015**
  - Capacity expansion to open up new market opportunities and accelerate growth


ExxonMobil
Xcel Energy
Chevron
Cabot Oil & Gas Corporation
Anadarko Petroleum Corporation


Total Segment Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
First Half
Full Year
$37
$69
$110
$122
$116
$46
$63
2009
2010
2011
2012
2013
2014


Revenues by Type
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
Rental and Services
Mat Sales
$12
$25
$23
$46
$42
$68
$63
$59
$45
$71
$10
$53
2009
2010
2011
2012
2013
First Half 2014

NEWPARK

BUILDING UPON THE DURA-BASE TECHNOLOGY DRIVER

- **One of the most durable large scale composite mats in the world**
  - **Size: 8 ft X 14 ft, Weighs: approximately 1,000 lbs**
- **Multiple patents issued and pending**
- ***<u>FOUNDATION</u>*** **from which we are launching new products**
  - Spill Containment and others
- **Capable of being deployed in various market segments**
- **Improves Operational Efficiency**
- **Established Brand Recognition**
- **Proven Track Record of Performance**


DURA-BASE®
ADVANCED-COMPOSITE MAT SYSTEM

DURA-BASE SPILL CONTAINMENT SYSTEM

- Enhancement of the DURA-BASE technology introduces sealing technology to contain spills on the mat surface

- Applications include drilling and completions phase

- Field testing on-going with formal launch expected in November 2014





NEWPARK

Financial Summary – Q3 2012 to Q2 2014



Revenue and EBITDA*
Revenue
EBITDA
Revenue ($ millions)
$300
$275
$250
$225
$200
$175
$150
$50
$45
$40
$35
$30
$25
EBITDA
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14

*Reflects reported operating income plus depreciation and amortization expense



Share Repurchases
Total Expenditure
Shares repurchased
Expenditures($ millions)
$60
$50
$40
$30
$20
$10
$0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Shares Repurchased ($ millions)
7.2
$50
0.6
$7
$51
4.
2012
2013
2014

- Recent increase in revenues and EBITDA driven by new contracts, along with ongoing efforts to improve sales and product mix
- Utilize share repurchase programs to help maintain capital structure
  - Executed $107 million of share re-purchases, since 2012 (average price of $8.86 per share)

NEWPARK

SUMMARY

- **Differentiating through technology and driving operational efficiency**
  - Evolution family of high-performance water based fluid systems
  - DURA-BASE composite mat systems
- **Expanding global footprint**
- **Making investments to drive continued growth**
  - Fluids deepwater market penetration
  - Mats manufacturing expansion
- **Maintaining capital discipline**

APPENDIX

NEWPARK

Consolidated Statements of Operations

(Unaudited)	Three Months Ended			Six Months Ended	
(In thousands, except per share data)	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Revenues	$ 272,466	$ 242,824	$ 259,376	$ 515,290	$ 527,299
Cost of revenues	214,711	196,560	214,710	411,271	435,445
Selling, general and administrative expenses	27,981	25,523	23,248	53,504	45,699
Other operating income, net	(2,042)	(16)	(178)	(2,058)	(302)
Operating income	31,816	20,757	21,596	52,573	46,457
Foreign currency exchange (gain) loss	(1,805)	54	475	(1,751)	107
Interest expense, net	2,830	2,920	2,802	5,750	5,322
Income from continuing operations before income taxes	30,791	17,783	18,319	48,574	41,028
Provision for income taxes	10,462	6,041	6,460	16,503	14,302
Income from continuing operations	20,329	11,742	11,859	32,071	26,726
Income from discontinued operations, net of tax	-	1,152	3,805	1,152	6,313
Gain from disposal of discontinued operations, net of tax	-	22,117	-	22,117	-
Net income	$ 20,329	$ 35,011	$ 15,664	$ 55,340	$ 33,039
Income per common share -basic:					
Income from continuing operations	$ 0.24	$ 0.14	$ 0.14	$ 0.38	$ 0.32
Income from discontinued operations	-	0.27	0.05	0.28	0.07
Net income	$ 0.24	$ 0.41	$ 0.19	$ 0.66	$ 0.39
Income per common share -diluted:					
Income from continuing operations	$ 0.21	$ 0.13	$ 0.13	$ 0.34	$ 0.29
Income from discontinued operations	-	0.23	0.04	0.23	0.06
Net income	$ 0.21	$ 0.36	$ 0.17	$ 0.57	$ 0.35

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	June 30, 2014	March 31, 2014	June 30, 2013
Revenues			
Fluids systems	$ 241,386	$ 211,400	$ 233,964
Mats and integrated services	31,080	31,424	25,412
Total revenues	$ 272,466	$ 242,824	$ 259,376
Operating income (loss)			
Fluids systems	$ 27,571	$ 15,740	$ 17,684
Mats and integrated services	13,653	13,373	10,341
Corporate office	(9,408)	(8,356)	(6,429)
Total operating income	$ 31,816	$ 20,757	$ 21,596
Segment operating margin			
Fluids systems	11.4%	7.4%	7.6%
Mats and integrated services	43.9%	42.6%	40.7%

NEWPARK

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share data)	June 30, 2014	December 31, 2013
ASSETS		
Cash and cash equivalents	$ 56,753	$ 65,840
Receivables, net	315,267	268,529
Inventories	199,129	189,680
Deferred tax asset	11,597	11,272
Prepaid expenses and other current assets	18,313	11,016
Assets of discontinued operations	-	13,103
Total current assets	601,059	559,440
Property, plant and equipment, net	257,244	217,010
Goodwill	94,218	94,064
Other intangible assets, net	21,254	25,900
Other assets	9,326	6,086
Assets of discontinued operations	-	65,917
Total assets	$ 983,101	$ 968,417
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 20,463	$ 12,867
Accounts payable	102,755	88,586
Accrued liabilities	51,836	46,341
Liabilities of discontinued operations	-	5,957
Total current liabilities	175,054	153,751
Long-term debt, less current portion	172,754	172,786
Deferred tax liability	25,523	27,060
Other noncurrent liabilities	11,001	11,026
Liabilities of discontinued operations	-	22,740
Total liabilities	384,332	387,363
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 98,883,253 and 98,030,839 shares issued, respectively	989	980
Paid-in capital	512,010	504,675
Accumulated other comprehensive loss	(7,904)	(9,484)
Retained earnings	215,678	160,338
Treasury stock, at cost; 14,781,353 and 10,832,845 shares, respectively	(122,004)	(75,455)
Total stockholders' equity	598,769	581,054
Total liabilities and stockholders' equity	$ 983,101	$ 968,417

NEWPARK

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)	Six Months Ended June 30,	
(In thousands)	2014	2013
Cash flows from operating activities:		
Net income	$ 55,340	$ 33,039
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	20,301	21,836
Stock-based compensation expense	5,906	4,289
Provision for deferred income taxes	(13,788)	(278)
Net provision for doubtful accounts	438	220
Gain on sale of a business	(33,974)	-
Gain on sale of assets	(1,230)	(323)
Excess tax benefit from stock-based compensation	(903)	-
Change in assets and liabilities:		
Increase in receivables	(38,919)	(18,442)
(Increase) decrease in inventories	(8,480)	4,055
Increase in other assets	(6,813)	(199)
Increase (decrease) in accounts payable	12,029	(1,237)
Increase in accrued liabilities and other	4,783	935
Net cash (used in) provided by operating activities	(5,310)	43,895
Cash flows from investing activities:		
Capital expenditures	(56,727)	(37,417)
Proceeds from sale of property, plant and equipment	2,526	590
Proceeds from sale of a business	89,167	-
Net cash provided by (used in) investing activities	34,966	(36,827)
Cash flows from financing activities:		
Borrowings on lines of credit	51,787	159,612
Payments on lines of credit	(45,170)	(158,679)
Other financing activities	(30)	(39)
Proceeds from employee stock plans	922	6,928
Purchase of treasury stock	(47,450)	(2,010)
Excess tax benefit from stock-based compensation	903	-
Net cash (used in) provided by financing activities	(39,038)	5,812
Effect of exchange rate changes on cash	295	(1,681)
Net (decrease) increase in cash and cash equivalents	(9,087)	11,199
Cash and cash equivalents at beginning of year	65,840	46,846
Cash and cash equivalents at end of period	$ 56,753	$ 58,045

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Bruce Smith**	President *Fluids Systems*
• **Jeff Juergens**	President *Mats & Integrated Services*

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services : Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.